                                                                    EXHIBIT 10.1

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 26th day of February, 1998, by and between CAPITAL FACTORS, INC., a Florida corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 120 East Palmetto Park Road, 5th Floor, Boca Raton, Florida 33432, and FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to as "Fleet"), successor-by-merger to Fleet Capital Corporation, a Connecticut corporation ("Old Fleet") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                    RECITALS:

         Old Fleet and Borrower entered into a certain Loan and Security Agreement dated as of March 4, 1996 (the "Original Loan Agreement"), pursuant to which Old Fleet made certain revolving credit loans to Borrower.

         Effective May 1, 1996, Old Fleet merged into Fleet Credit Corporation, a Rhode Island corporation ("Fleet Credit"), with Fleet Credit being the surviving corporation and having changed its name to "Fleet Capital Corporation."

         Fleet and Borrower amended the Original Loan Agreement pursuant to a certain First Amendment to Loan and Security Agreement dated July 15, 1996, between Borrower and Fleet (the "First Amendment").

         The parties further amended the Original Loan Agreement as set forth in a certain First Consolidated Amendment to Loan and Security Agreement dated August 29, 1997, between Borrower and Fleet (the "Consolidated Amendment"), and the Consolidated Amendment superseded and replaced the First Amendment in its entirety (the Original Loan Agreement, as amended by the Consolidated Amendment, is hereinafter referred to as the "Loan Agreement").

         The parties desire to further amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) By deleting the reference to "$40,000,000.00" on the cover page thereof and by substituting therefor a reference to "$75,000,000.00."

                  (b) By deleting the reference to "$40,000,000" in the introductory paragraph to Section 1 thereof and by substituting therefor a reference to "$75,000,000."

                  (c) By deleting the first sentence of Section 2.1.1 thereof and by substituting therefor the following:

                           Interest shall accrue on the principal amount of the
                  Revolver Loans outstanding at the end of each day at a variable rate per annum equal to 1.25% plus the LIBOR Rate in effect from time to time.

                  (d) By deleting Section 2.1.2 thereof in its entirety and by substituting therefor the following:

                           2.1.2 Default Rate of Interest. Upon and after the
                  occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Revolver Loans (and, to the extent permitted by Applicable Law, all accrued interest that is past due) shall, at the election of Lender at any time without notice, bear interest at a variable rate per annum equal to 3.25% plus the LIBOR Rate in effect from time to time (the "Default Rate").

                  (e) By deleting Section 2.5 thereof in its entirety and by substituting therefor the following:

                           2.5. Unused Line Fee. Borrower agrees that, effective
                  February 26, 1998, if the Average Monthly Loan Balance for any month is less than $75,000,000, then, to the extent of the difference (the "Deficiency"), Borrower shall pay to Lender a fee equal to .25% per annum of the Deficiency. The Unused Line Fee shall be payable monthly, in arrears, on the first day of each calendar month.

                  (f) By deleting Section 8.1.3 thereof in its entirety and by substituting therefor the following:

                           8.1.13.  Liquidity.

                                    (i)   Maintain in full force and effect with
                           Capital Holding, Union Planters or any other bank or financial institution on terms similar to the terms of the Lines of Credit, an unsecured line of credit which, when aggregated with the amounts realized in connection with any initial public offering of the stock of Capital Holding or Borrower after March 4, 1996, is in an amount not less than $50,000,000.

                                    (ii)  Maintain Liquidity of at least
                           $25,000,000.

                  (g) By deleting clauses (iii) and (iv) of Section 8.2.3 thereof in their entirety and by substituting therefor the following:

                                    (iii) Debt outstanding from time to time
                           under the Lines of Credit;

                                    (iv)  Debt that is unsecured and outstanding
                           from time to time under any unsecured line of credit, whether in replacement of or in addition to either of the Lines of Credit;

                  (h) The parties acknowledge and agree that any and all references to "Capital Bank" in the last paragraph of Section 8.2.3 of the Loan Agreement shall be deemed to be references to "Union Planters."

                  (i) By deleting clause (i) of Section 8.2.17 thereof and by substituting therefor the following:

                  (i) no Default or Event of Default exists at the time of or would result from the conveyance, assignment, transfer or sale of a participation in such Borrower Advance;

                  (j) By adding the following new clause (v) and additional text at the end of Section 8.2.17 thereof immediately after the phrase "the Borrower Advance" and immediately preceding the period at the end of Section 8.2.17:

                  (v) if an Event of Default exists and Lender nonetheless consents to the conveyance, assignment, transfer or sale by Borrower of a participation in any Borrower Advance or the Transaction Documents or other Collateral relating thereto, the purchaser, assignee or transferee of such participation or other interest acknowledges the existence of Lender's security interest in and Lien upon such Borrower Advance, and Transaction Documents and other Collateral relating thereto, and agrees that Lender's security interest in and Lien upon the Borrower Advance, and the Transaction Documents and other Collateral relating thereto, shall continue therein despite such conveyance, assignment, transfer or sale, and to such other matters as Lender shall reasonably require, all pursuant to a written agreement that is in form and substance reasonably acceptable to Lender. At any time that an Event of Default exists, Borrower agrees to use its reasonable efforts to cause the holder of a participation or other interest in any Borrower Advance, or the Transaction Documents or other Collateral relating thereto, which has not yet done so to enter into a written agreement with Lender and Borrower pursuant to which such holder of such participation or other interest acknowledges the existence of Lender's security interest in and Lien upon the applicable Borrower Advance, and Transaction Documents and other Collateral relating thereto, agrees that Lender's security in and Lien upon the Borrower Advance, and the Transaction Documents and other Collateral relating thereto, shall continue therein despite such conveyance, assignment, transfer or sale, and agrees to such other matters as Lender shall reasonably require. In the event that the holder of such participation or other interest does not enter into such an agreement with Borrower and Lender in the circumstances described in the preceding sentence, Borrower agrees that Lender may, at its election, choose not to treat the Borrower Advances in which such holder has a participation or other interest as Qualified Borrower Advances.

                  (k) By deleting the definition of "Borrowing Base" in Appendix A thereto and by substituting therefor the following:

                           Borrowing Base - on any date of determination
                  thereof, an amount equal to the lesser of:

                           (i) $75,000,000; or

                           (ii) an amount equal to:

                                    (a) 90% of the Net Amount of Qualified
                           Borrower Advances outstanding at such date;

                                            MINUS

                                    (b)  the Availability Reserve.

                  (l) By deleting the definition of "Capital Bank" in Appendix A thereto.

                  (m) By adding the following new definitions to Appendix A thereto in the proper alphabetical sequence:

                           Line of Credit Documents - the Capital Holding Line
                  of Credit Documents and the UPC Line of Credit Documents.

                           Line of Credit Notes - the Capital Holding Line of
                  Credit Note and the UPC Line of Credit Note.

                           Lines of Credit - the Capital Holding Line of Credit
                  and the UPC Line of Credit.

                           Union Planters - Union Planters Bank of Florida
                  (formerly known as Capital Bank).

                           UPC Line of Credit - the unsecured line of credit
                  from UPC in favor of Borrower under the UPC Line of Credit Documents.

                           UPC Line of Credit Documents - the UPC Line of Credit
                  Note and any and all other documents, agreements and instruments heretofore, now or hereafter executed by Borrower in respect to the UPC Line of

                  Credit.

                           UPC Line of Credit Note - the promissory note dated
                  January 2, 1998, made by Borrower to the order of UPC in the original principal amount of $150,000,000.

                           UPC - Union Planters Corporation, a Tennessee
                  corporation.

                  (n) By deleting the definition of "Liquidity" in Appendix A thereto and by substituting therefor the following:

                           Liquidity - at any date of determination, the sum of
                  Availability plus the unutilized amount under the Lines of Credit (or any line or lines of credits substituted therefor in accordance with the Agreement).

                  (o) Lender acknowledges that, effective December 31, 1997, Parent was merged with and into Union Planters Corporation, a Tennessee corporation ("UPC"), with UPC being the surviving corporation of such merger, and that the same shall not be deemed to constitute a Default or an Event of Default under the Loan Agreement. The parties acknowledge and agree that from and after January 19, 1998, any and all references in the Loan Agreement to the term "Parent" shall be deemed to be references to UPC. The parties further acknowledge that, effective January 19, 1998, Capital Bank changed its name to Union Planters Bank of Florida ("Union Planters"), and that from and after December 31, 1997, any and all references in the Loan Agreement to "Capital Bank" that are not otherwise dealt with specifically in this Amendment shall be deemed to be references to Union Planters.

         3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties and liabilities thereunder.

         4. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; and the Liens granted by Borrower in the Collateral in favor of Fleet are duly perfected, first priority Liens.

         5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Fleet, to induce Fleet to enter into this

Amendment, that, after giving effect to the amendments set forth in Section 2 hereof, no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         6. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Fleet in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, any of the Other Agreements or any of the Security Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         9. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         10. FURTHER ASSURANCES. Borrower agrees to take such further actions as Fleet shall reasonably request from time to time in connection herewith to evidence the amendments set forth herein to the Loan Agreement.

         11. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         12. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.

                                                   CAPITAL FACTORS, INC.
                                                   ("Borrower")

                                                   By: /s/ Donald Wisdom
                                                       ------------------------
                                                       DONALD WISDOM,
                                                       Senior Vice President

         Accepted and agreed to in Atlanta, Georgia, this _____ day of February, 1998.

                                                   FLEET CAPITAL CORPORATION
                                                   ("Fleet")

                                                    By:
                                                       ------------------------
                                                    Title:
                                                         ----------------------

                            CONSENT AND REAFFIRMATION

         The undersigned guarantor of the Obligations of Borrower at any time owing to Fleet hereby: (i) acknowledges receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement; (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Second Amendment to Loan and Security Agreement.

                                            CAPITAL FACTORS HOLDING, INC.

                                            By: /s/ John W. Kiefer
                                               --------------------------------
                                               JOHN W. KIEFER, President

                              CAPITAL FACTORS, INC.
                        ASSISTANT SECRETARY'S CERTIFICATE
                                       OF
                         BOARD OF DIRECTORS RESOLUTIONS

         I, Michael G. Levine, DO HEREBY CERTIFY, that I am the Assistant Secretary of Capital Factors, Inc. (the "Corporation"), a corporation duly organized and existing under and by virtue of the laws of the State of Florida and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of February 27, 1998; and that said resolutions are still in full force and effect:

         RESOLVED, that the (i) making, execution and delivery to Fleet Capital Corporation ("Lender") of (1) a Second Amendment to Loan and Security Agreement (the "Amendment") providing for the amendment of certain terms of that certain Loan and Security Agreement dated as of March 4, 1996, between the Corporation and Lender, as amended (the "Loan Agreement"), in the form annexed hereto as Annex 1, and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; and (ii) the carrying out, modification, amendment or termination of any arrangements or agreements at any time existing between the Corporation and Lender, are hereby ratified and approved.

         RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

         I DO FURTHER CERTIFY that John W. Kiefer is the President of the Corporation, Donald Wisdom is the Senior Vice President of Corporation and Michael G. Levine is the Assistant Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, as of February 27, 1998.

                                     /s/Michael G. Levine
                                     ------------------------------------
                                     MICHAEL G. LEVINE,
                                     Assistant Secretary

                                     [CORPORATE SEAL]

         I, John W. Kiefer, President of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Michael G. Levine is Assistant Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

                                      /s/John W. Kiefer
                                      ------------------------------------
                                      JOHN W. KIEFER, President